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                                                                    Exhibit 10.7

                                 EMPLOYMENT AGREEMENT
                                 --------------------


    EMPLOYMENT AGREEMENT (this "Agreement"), entered into as of this 15th day of August, 1997, by and between CONNECTSOFT COMMUNICATIONS CORPORATION, a Delaware corporation having its principal offices at 11130 N.E. 33rd Place, Suite 250, Bellevue, Washington 98004 (the "Company"), and ROBERT M. RUBIN, an individual residing at 25 Highland Boulevard, Dix Hills, New York 11746 (the "Employee");


                                W I T N E S S E T H :
                                - - - - - - - - - -

    WHEREAS, the Employee has extensive experience relating to the management and finance of computer software and computer related technology companies; and

    WHEREAS, in order to preserve the goodwill of the Company and to assist in the strategic direction of the Company, the Company desires to assure itself of the right to the Employee's services, on the terms and conditions of this Agreement; and

    WHEREAS, the Employee is willing and able to render his services to the Company on the terms and conditions of this Agreement;

    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:

    1.   NATURE OF EMPLOYMENT.
         ---------------------

         (a) Subject to the terms and conditions of this Agreement, the Company shall, throughout the term of this Agreement, retain the Employee, and the Employee shall render services to the Company, in the capacity and with the title of Chairman of the Board of the Company, and/or such other titles as may be assigned to the Employee from time to time by the Board of Directors of the Company (the "Board"). In such capacity, the Employee shall aid and assist the Company in obtaining financing and in connection with their general policies and procedures, including without limitation, ongoing merger and acquisition strategy, new business development, corporate finance, marketing and positioning in the marketplace, strategic partnership arrangements, personnel and management hiring activities and other matters as from time to time requested by the Board of Directors of the Company and agreed to by the Employee. The Employee shall be required to devote no more than 10% of his business time to the provision of such services.

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         (b)  Throughout the period of his employment hereunder, the Employee shall: (i) devote his attention, knowledge and skills, faithfully, diligently and to the best of his ability, to the active performance of his duties and responsibilities hereunder on behalf of the Company and (ii) observe and carry out such reasonable rules, regulations, policies, directions and restrictions as may be established from time to time by the Board, including but not limited to the standard policies and procedures of the Company as in effect from time to time.

    2.   TERM OF EMPLOYMENT.
         -------------------

    (a) The term of this Agreement shall begin upon the effective date of an initial public offering of equity securities by the Company (the "Effective Date") and shall terminate upon the earliest of (i) the Employee's death, (ii) any termination pursuant to paragraph (b) of this Section 2 or (iii) the date on which shall be three (3) years from the Effective Date.

    (b) The Company shall have the right to terminate this Agreement at any time for "cause" upon written notice to the Employee, and such termination shall be effective upon delivery of such notice. For purposes of this Agreement, "Cause" shall mean a material breach of this Agreement by the Employee determined to have occurred in good faith by a resolution of the Company's Board of Directors, including willful and deliberate malfeasance or gross negligence.

    3.   COMPENSATION AND BENEFITS.
         --------------------------

    (a) COMPENSATION. In consideration for the services to be rendered by the Employee hereunder, the Company shall pay the Employee an annual base salary of $75,000. This compensation shall be paid in installments at such times as the Company customarily pays its senior management, but in no event less frequently than once per month.

    (b) FRINGE BENEFITS. The Company may also make available to the Employee, throughout the period of his employment hereunder, such benefits and perquisites as are generally provided by the Company to its employees, including but not limited to eligibility for participation in any group life, health, dental, disability or accident insurance, pension plan, profit-sharing plan, or other such benefit plan or policy which may presently be in effect or which may hereafter be adopted by the Company for the benefit of its employees generally; PROVIDED, HOWEVER, that nothing herein contained may be deemed to require the Company to adopt or maintain any particular plan or policy. Participation in such benefit plans may be subject to standard waiting periods following the commencement of full-time employment.

    (c) EXPENSES. The Company will pay or reimburse the Employee for all reasonable and necessary direct out-of-pocket expenses incurred in connection with the performance by the Employee of his responsibilities hereunder in accordance with the Company's usual and customary practices.


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    (d)  VACATION.  The Employee may be entitled to take, from time to time, normal and reasonable vacations with pay, consistent with the Company's standard policies and procedures in effect from time to time, at such times as shall be mutually convenient to the Employee and the Company, and so as not to interfere unduly with the conduct of the business of the Company.

4.  RESTRICTIVE COVENANTS.
    ----------------------

    (a) The Employee hereby acknowledges and agrees that (i) the business contacts, customers, suppliers, technology, product designs and specifications, know-how, trade secrets, marketing techniques, promotional methods and other aspects of the business of the Company have been and are of value to the Company, and have provided and will hereafter provide the Company with substantial competitive advantage in the operation of its business, and (ii) he has and will continue to have detailed knowledge and possesses and will possess confidential information concerning the business and operations of the Company. The Employee hereby further acknowledges that his business skills are not uniquely suited to businesses of the type conducted by the Company, and that, if required, he could readily adapt and utilize such skills in one or more other types of businesses.

    (b) The Employee shall not, directly or indirectly, for himself or through or on behalf of any other person or entity:

              (i) at any time, divulge, transmit or otherwise disclose or cause to be divulged, transmitted or otherwise disclosed, any business contacts, client or customer lists, technology, know-how, trade secrets, marketing techniques, contracts or other confidential or proprietary information of the Company of whatever nature, whether now existing or hereafter created or developed (provided, however, that for purposes hereof, information shall not be considered to be confidential or proprietary if (A) it is a matter of common knowledge or public record, (B) it is generally known in the industry, or (C) the Employee can demonstrate that such information was already known to the recipient thereof other than by reason of any breach of any obligation under this Agreement or any other confidentiality or non-disclosure agreement); and/or

              (ii) at any time during the period from the date hereof through and including the date of the termination of the Employee's employment with the Company, and for an additional period of one (1) year thereafter unless the Employee's employment was terminated by reason of an Unjustified Termination (collectively, the "Restrictive Period"), invest, carry on, engage or become involved, either as an employee, agent, advisor, officer, director, stockholder (excluding ownership of not more than 3% of the outstanding shares of a publicly held corporation if such ownership does not involve managerial or operational responsibility), manager, partner, joint venturer, participant or consultant, in any business enterprise (other than American United Global, Inc. (so long as it is an affiliate of the Company), the Company or any of their respective subsidiaries, affiliates, successors or assigns) which derives any material revenues from the offer or sale in the United States, at wholesale or retail, of any computer software products or other goods or services offered or sold by the Company or its subsidiaries,


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affiliates, successors or assigns from time to time during the Restrictive
Period, or which engages in any other business similar to or competitive with the business of the Company or its subsidiaries, affiliates, successors or assigns (as such business is constituted at the time that the Employee proposes to become involved in such other business enterprise).

    (c) The Employee and the Company hereby acknowledge and agree that, in the event of any breach by the Employee, directly or indirectly, of the foregoing restrictive covenants, it will be difficult to ascertain the precise amount of damages that may be suffered by the Company by reason of such breach; and accordingly, the parties hereby agree that, as liquidated damages (and not as a penalty) in respect of any such breach, the breaching party or parties shall be required to pay to the Company, on demand from time to time, cash amounts equal to any and all gross revenues derived by the breaching party or parties, directly or indirectly, from any and all violative acts or activities. The parties hereby agree that the foregoing constitutes a fair and reasonable estimate of the actual damages that might be suffered by reason of any breach of this paragraph 4 by the Employee, and the parties hereby agree to such liquidated damages in lieu of any and all other measures of damages that might be asserted in respect of any subject breach.

    (d) The Employee and the Company hereby further acknowledge and agree that any breach by the Employee, directly or indirectly, of the foregoing restrictive covenants will cause the Company irreparable injury for which there is no adequate remedy at law. Accordingly, the Employee expressly agrees that, in the event of any such breach or any threatened breach hereunder by the Employee, directly or indirectly, the Company shall be entitled, in addition to any and all other remedies available (including but not limited to the liquidated damages provided for in paragraph 4(c) above), to seek and obtain injunctive and/or other equitable relief to require specific performance of or prevent, restrain and/or enjoin a breach under the provisions of this paragraph 4.

    (e) In the event of any dispute under or arising out of this paragraph 4, the prevailing party in such dispute shall be entitled to recover from the non-prevailing party or parties, in addition to any damages and/or other relief that may be awarded, its reasonable costs and expenses (including reasonable attorneys' fees) incurred in connection with prosecuting or defending the subject dispute.

5.  INVENTIONS; INTELLECTUAL PROPERTY.
    ----------------------------------

         The Employee acknowledges and confirms that any and all inventions, product designs and specifications, and other intellectual property developed or utilized by the Employee during the period of his employment hereunder constitutes, as between the Company and the Employee, the sole and exclusive property of the Company for which the Employee is being adequately compensated hereunder; and the Employee shall execute and deliver any and all applications, assignments and other documents as may be requested by the Company to establish, protect and enforce the Company's rights in and to such intellectual property.


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    6.   NON-ASSIGNABILITY.

         In light of the unique personal services to be performed by the Employee hereunder, it is acknowledged and agreed that any purported or attempted assignment or transfer by the Employee of this Agreement or any of his duties, responsibilities or obligations hereunder shall be void.

    7.   NOTICES.

         Any notices, requests, demands or other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been given when delivered personally, one (1) day after being sent by recognized overnight courier service will all charges prepaid or charged to the sender's account, or three (3) days after being mailed by certified mail, return receipt requested, addressed to the party being notified at the address of such party first set forth above, or at such other address as such party may hereafter have designated by notice; PROVIDED, HOWEVER, that any notice of change of address shall not be effective until its receipt by the party to be charged therewith.

    8.   GENERAL.

         (a) Neither this Agreement nor any of the terms or conditions hereof may be waived, amended or modified except by means of a written instrument duly executed by the party to be charged therewith. Any waiver or amendment shall only be applicable in the specific instance, and shall not constitute or be construed as a waiver or amendment in any other or subsequent instance. No failure or delay on the part of either party in respect of any enforcement of obligations hereunder shall in any manner affect such party's right to seek or effect enforcement at any other time or in respect of any other required performance.

         (b) Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the express prior written consent of the other party.

         (c) The captions and paragraph headings used in this Agreement are for convenience of reference only, and shall not affect the construction or interpretation of this Agreement or any of the provisions hereof.

         (d) This Agreement, and all matters or disputes relating to the validity, construction, performance or enforcement hereof, shall be governed, construed and controlled by and under the laws of the State of Washington.

         (e) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.


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         (f)  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original hereof, but all of which together shall constitute one and the same instrument.

         (g) Except for any legal or judicial proceeding which may be brought for injunctive and/or any other equitable relief as contemplated by paragraph 4(d) above, any dispute involving the interpretation or application of this Agreement shall be resolved by final and binding arbitration before one or more arbitrators designated by the American Arbitration Association in Seattle, Washington. The award of such arbitrator(s) may be enforced in any court of competent jurisdiction. The prevailing party in any action or proceeding hereunder shall be entitled to an award for its costs and reasonable attorneys' fees in connection with such action or proceeding, and the arbitrator(s) in any arbitration hereunder shall be empowered and directed to make such an award in his, her or their discretion.

         (h) This Agreement constitutes the sole and entire agreement and understanding between the parties hereto as to the subject matter hereof, and supersedes all prior discussions, agreements and understandings of every kind and nature between them as to such subject matter.

         (i) This Agreement is intended for the sole and exclusive benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns, and no other person or entity shall have any right to rely on this Agreement or to claim or derive any benefit herefrom absent the express written consent of the party to be charged with such reliance or benefit.

         (j) If any provision of this Agreement is held invalid or unenforceable, either in its entirety or by virtue of its scope or application to given circumstances, such provision shall thereupon be deemed modified only to the extent necessary to render same valid, or not applicable to given circumstances, or excised from this Agreement, as the situation may require; and this Agreement shall be construed and enforced as if such provision had been included herein as so modified in scope or application, or had not been included herein, as the case may be.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the date first set forth above.

                   CONNECTSOFT COMMUNICATIONS CORPORATION


                   By: /s/ Robert Marcus
                      ------------------------------------------
                   Name:  Robert Marcus
                   Title: President and CEO

                    /s/ Robert M. Rubin
                   ---------------------------------------------
                   ROBERT M. RUBIN



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